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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: November 26, 1997
                       (Date of earliest event reported)

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                        GREEN OASIS ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)


         FLORIDA                                 33-68304                              57-0970282
(State or other jurisdiction of          (Commission file number)         (I.R.S. Employer Identification No.)
incorporation or organization)
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                         184 EAST BAY STREET, SUITE 302
                        CHARLESTON, SOUTH CAROLINA 29401
                    (Address of principal executive office)

                                 (803) 722-5771
              (Registrant's telephone number, including area code)






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Item 5.   Other Events.


          On November 26, 1997, the Securities Division of the Office of the
Attorney General for the State of South Carolina (the "Securities Division") entered an Administrative Consent Order with respect to William D. Carraway,
President and Chief Executive officer of the Registrant (the "Consent Order").
As reported in the Registrant's Quarterly Report on Form 10-QSB for the Quarter ended September 30, 1997, Mr. Carraway had previously remained subject to that certain Amended Order to Cease and Desist from Offering, Issuing or Selling
Unregistered Securities and Notice of Right to a Hearing (the "Cease and Desist
Order"), dated October 27, 1997. In the Consent Order, the Securities Division agreed to terminate the Cease and Desist Order, and Mr. Carraway agreed to the following:

                 1. In his capacity as Chairman of the Board of the Registrant or as a director or officer of the Registrant, Mr. Carraway will ensure that the Registrant will register any future offerings of securities to South Carolina residents and make offerings to non-South Carolina residents only in states in which exemptions from registration are available (and in accordance with such exemptions) and only to investors who are accredited under the standards of the offeree state (if such standards exist). Mr. Carraway must also ensure that the Registrant or its related entities will not offer any of their respective securities without the unanimous written approval of the Board of Directors of Registrant;

                 2. In his capacity as Chairman of the Board of the Registrant or as a director or officer of the Registrant, Mr. Carraway will ensure that the Registrant discloses in any such offering that the Company's Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 1997 (the "2nd
          Quarter 10-QSB") and any subsequent filings with the Securities and Exchange Commission (the "Commission") are available and are given to all such offerees as well as any creditors offered securities in exchange for cancellation or reduction of debts owed by the Registrant. Mr. Carraway also agreed not to disclose or communicate any information concerning the Registrant, either directly or indirectly, or to the public or any potential investor, that is inconsistent with the Registrant's periodic reports or other documents filed with the Commission, any state securities commission or credit reporting entities. Mr. Carraway also agreed that he will provide no information to the public or any potential investor that contains an untrue statement of a material fact or omits to state a material fact necessary in order to make

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          a statement made, in light of the circumstances under which it was made, not misleading;

                 3. In his capacity as Chairman of the Board of the Registrant or as a director or officer of the Registrant, Mr. Carraway will ensure that any offering of the Registrant's securities made over the Internet is in compliance with the Securities Division's Policy Statement
          Number 96-3 regarding Internet offerings;

                 4. In his capacity as Chairman of the Board of the Registrant or as a director or officer of the Registrant, Mr. Carraway will ensure that if the Registrant sponsors a web site on the Internet's World Wide Web (the "Registrant's
          Web Site") that refers to the Registrant's securities, funding sources, status as a publicly held company or any aspect of investing in the Registrant, it will advise the public and potential investors that, as with any company, investors should not make an investment in the Registrant without reviewing all available information, including the 2nd Quarter 10-QSB and will provide a method on such web site for potential investors to obtain such information;


                 5. In his capacity as Chairman of the Board of the Registrant or as a director or officer of the Registrant, Mr. Carraway will ensure that the Registrant abides by all federal and state securities laws in any securities-related activities in which it engages in the future;

                 6. If Mr. Carraway is no longer Chairman of the Board or a director or officer of the Registrant or any of its related entities, but is an agent, advisor, partner or shareholder of the Registrant or any of its related entities, he will comply with the Consent Order to the extent practicable, and, if applicable, will exercise any and all shareholder rights he may have to demand full compliance with the Consent Order;

                 7. For so long as Mr. Carraway is associated with the Registrant or related entities, whether as a director or officer or otherwise involved, directly or indirectly, in the preparation or dissemination of any press release of the Registrant, he will take personal responsibility for the accuracy of (a) any such release issued by or on behalf of the Company, whether through conventional media or through the Internet and (b) any information posted on the Registrant's Web Site, and compliance

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          by the Registrant with its letter agreement dated November
          10, 1997 with the Securities Division; and

                 8. Mr. Carraway agrees not to sell, exchange or transfer any securities or interests of the Registrant or any related entities that he owns or controls as of November
          20, 1997 without complying in all material respect with all applicable laws.

A copy of the Consent Order is attached as Exhibit 99.1 hereto.

         On December 3, 1997, the Registrant issued a press release reporting that pumps for the unit owned by GOE Plant Partnership I, L.P., of which the Registrant is the General Partner, had been received and installed, thus permitting continuous operation of the unit for converting waste oils into diesel fuel. A copy of this press release is attached as Exhibit 99.2 hereto.

Item 7.     Financial Statements and Exhibits.

            (c)      Exhibits.

                     Exhibit 99.1  In the Matter of:  William D. Carraway,
                                   Administrative Consent Order file Number
                                   97062, State of South Carolina, Office of the Attorney General, Securities Division.


                     Exhibit 99.2  Press Release by Green Oasis Environmental,
                                   Inc., dated December 3, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 1997



                             GREEN OASIS ENVIRONMENTAL, INC.
                             -------------------------------
                                      (Registrant)


                             By:  /s/ William D. Carraway
                                ----------------------------
                                William D. Carraway
                                President and Chief Executive Officer
                                    (authorized to sign on behalf of Registrant)

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                                 EXHIBIT INDEX


Exhibit                                                                  Page
Number    Description                                                   Number

99.1      In the Matter of:  William D. Carraway, Administrative Consent
          Order File Number 97062, State of South Carolina, Office of the Attorney General, Securities Division.

99.2      Press Release dated December 3, 1997

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